Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2013	6/30/2012	% Chg	6/30/2013	6/30/2012	% Chg
Operating Revenues	$32,075	$31,575	1.6%	$63,431	$63,397	0.1%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	13,270	12,254	8.3%	25,824	25,071	3.0%
Selling, general and administrative	8,121	8,005	1.4%	16,454	16,349	0.6%
Depreciation and amortization	4,571	4,499	1.6%	9,100	9,059	0.5%
Total Operating Expenses	25,962	24,758	4.9%	51,378	50,479	1.8%
Operating Income	6,113	6,817	-10.3%	12,053	12,918	-6.7%
Interest Expense	825	941	-12.3%	1,652	1,800	-8.2%
Equity in Net Income of Affiliates	218	132	65.2%	403	355	13.5%
Other Income (Expense) - Net	288	23	-	320	75	-
Income Before Income Taxes	5,794	6,031	-3.9%	11,124	11,548	-3.7%
Income Tax Expense	1,914	2,066	-7.4%	3,471	3,931	-11.7%
Net Income	3,880	3,965	-2.1%	7,653	7,617	0.5%
Less: Net Income Attributable to Noncontrolling Interest	(58)	(63)	7.9%	(131)	(131)	-
Net Income Attributable to AT&T	$3,822	$3,902	-2.1%	$7,522	$7,486	0.5%

Basic Earnings Per Share Attributable to AT&T	$0.71	$0.67	6.0%	$1.38	$1.27	8.7%
Weighted Average Common Shares Outstanding (000,000)	5,381	5,855	-8.1%	5,446	5,886	-7.5%

Diluted Earnings Per Share Attributable to AT&T	$0.71	$0.66	7.6%	$1.38	$1.27	8.7%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,397	5,876	-8.2%	5,463	5,907	-7.5%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended

Wireless	6/30/2013	6/30/2012	% Chg	6/30/2013	6/30/2012	% Chg
Segment Operating Revenues
Data	$5,356	$4,471	19.8%	$10,481	$8,706	20.4%
Voice, text and other service	10,014	10,294	-2.7%	19,951	20,625	-3.3%
Equipment	1,921	1,588	21.0%	3,550	3,158	12.4%
Total Segment Operating Revenues	17,291	16,353	5.7%	33,982	32,489	4.6%

Segment Operating Expenses
Operations and support	10,770	9,590	12.3%	20,950	19,568	7.1%
Depreciation and amortization	1,843	1,696	8.7%	3,678	3,362	9.4%
Total Segment Operating Expenses	12,613	11,286	11.8%	24,628	22,930	7.4%
Segment Operating Income	4,678	5,067	-7.7%	9,354	9,559	-2.1%
Equity in Net Income (Loss) of Affiliates	(19)	(15)	-26.7%	(37)	(28)	-32.1%
Segment Income	$4,659	$5,052	-7.8%	$9,317	$9,531	-2.2%

Segment Operating Income Margin	27.1%	31.0%		27.5%	29.4%

Wireline
Segment Operating Revenues
Data	$8,400	$7,935	5.9%	$16,562	$15,735	5.3%
Voice	5,141	5,696	-9.7%	10,447	11,588	-9.8%
Other	1,232	1,276	-3.4%	2,419	2,513	-3.7%
Total Segment Operating Revenues	14,773	14,907	-0.9%	29,428	29,836	-1.4%

Segment Operating Expenses
Operations and support	10,417	10,201	2.1%	20,752	20,603	0.7%
Depreciation and amortization	2,722	2,766	-1.6%	5,410	5,574	-2.9%
Total Segment Operating Expenses	13,139	12,967	1.3%	26,162	26,177	-0.1%
Segment Operating Income	1,634	1,940	-15.8%	3,266	3,659	-10.7%
Equity in Net Income (Loss) of Affiliates	-	(1)	-	1	(1)	-
Segment Income	$1,634	$1,939	-15.7%	$3,267	$3,658	-10.7%

Segment Operating Income Margin	11.1%	13.0%		11.1%	12.3%

Advertising Solutions
Segment Operating Revenues	$-	$305	-	$-	$1,049	-

Segment Operating Expenses
Operations and support	-	226	-	-	773	-
Depreciation and amortization	-	29	-	-	106	-
Total Segment Operating Expenses	-	255	-	-	879	-
Segment Income	$-	$50	-	$-	$170	-

Segment Income Margin	-	16.4%		-	16.2%

Other
Segment Operating Revenues	$11	$10	10.0%	$21	$23	-8.7%
Segment Operating Expenses	210	250	-16.0%	588	493	19.3%
Segment Operating Income (Loss)	(199)	(240)	17.1%	(567)	(470)	-20.6%
Equity in Net Income of Affiliates	237	148	60.1%	439	384	14.3%
Segment Income (Loss)	$38	$(92)	-	$(128)	$(86)	-48.8%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	6/30/13	12/31/12
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$4,548	$4,868
Accounts receivable - net of allowances for doubtful accounts of $520 and $547	12,508	12,657
Prepaid expenses	1,038	1,035
Deferred income taxes	953	1,036
Other current assets	2,381	3,110
Total current assets	21,428	22,706
Property, Plant and Equipment - Net	110,734	109,767
Goodwill	69,770	69,773
Licenses	53,665	52,352
Customer Lists and Relationships - Net	1,015	1,391
Other Intangible Assets - Net	5,018	5,032
Investments in and Advances to Equity Affiliates	3,888	4,581
Other Assets	6,575	6,713
Total Assets	$272,093	$272,315

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$3,256	$3,486
Accounts payable and accrued liabilities	19,438	20,494
Advanced billing and customer deposits	4,029	4,225
Accrued taxes	2,065	1,026
Dividends payable	2,401	2,556
Total current liabilities	31,189	31,787
Long-Term Debt	71,917	66,358
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	29,400	28,491
Postemployment benefit obligation	41,994	41,392
Other noncurrent liabilities	11,278	11,592
Total deferred credits and other noncurrent liabilities	82,672	81,475
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	90,985	91,038
Retained earnings	25,212	22,481
Treasury stock	(41,819)	(32,888)
Accumulated other comprehensive income	5,107	5,236
Noncontrolling interest	335	333
Total stockholders' equity	86,315	92,695
Total Liabilities and Stockholders' Equity	$272,093	$272,315

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six Months Ended June 30,
	2013	2012

Operating Activities
Net income	$7,653	$7,617
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,100	9,059
Undistributed earnings from investments in equity affiliates	(198)	(355)
Provision for uncollectible accounts	439	572
Deferred income tax expense and noncurrent
unrecognized tax benefits	926	(639)
Net (gain) loss from sale of investments, net of impairments	(260)	2
Changes in operating assets and liabilities:
Accounts receivable	(290)	(460)
Other current assets	784	1,468
Accounts payable and accrued liabilities	(340)	592
Other - net	(103)	(531)
Total adjustments	10,058	9,708
Net Cash Provided by Operating Activities	17,711	17,325

Investing Activities
Construction and capital expenditures:
Capital expenditures	(9,665)	(8,742)
Interest during construction	(140)	(130)
Acquisitions, net of cash acquired	(1,182)	(477)
Dispositions	825	800
Sales (purchases) of securities, net	-	124
Return of advances to and investments in equity affiliates	301	-
Other	(4)	-
Net Cash Used in Investing Activities	(9,865)	(8,425)

Financing Activities
Issuance of other short-term borrowings	1,476	-
Repayment of other short-term borrowings	(233)	-
Issuance of long-term debt	6,416	6,935
Repayment of long-term debt	(1,823)	(7,035)
Purchase of treasury stock	(9,217)	(4,623)
Issuance of treasury stock	104	376
Dividends paid	(4,930)	(5,187)
Other	41	(534)
Net Cash Used in Financing Activities	(8,166)	(10,068)
Net decrease in cash and cash equivalents	(320)	(1,168)
Cash and cash equivalents beginning of year	4,868	3,045
Cash and Cash Equivalents End of Period	$4,548	$1,877

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Six Months Ended
	6/30/2013	6/30/2012	% Chg	6/30/2013	6/30/2012	% Chg

Wireless
Subscribers and Connections
Total				107,884	105,206	2.5%
Postpaid				71,278	69,666	2.3%
Prepaid				7,084	7,473	-5.2%
Reseller				14,330	14,382	-0.4%
Connected Devices				15,192	13,685	11.0%

Wireless Net Adds
Total	632	1,266	-50.1%	923	1,992	-53.7%
Postpaid	551	320	72.2%	847	507	67.1%
Prepaid	11	92	-88.0%	(173)	217	-
Reseller	(414)	472	-	(666)	656	-
Connected Devices	484	382	26.7%	915	612	49.5%
M&A Activity, Partitioned Customers and Other Adjs.	1	-	-	4	(33)	-

Wireless Churn
Postpaid Churn	1.02%	0.97%	5 BP	1.03%	1.03%	0 BP
Total Churn	1.36%	1.18%	18 BP	1.37%	1.32%	5 BP

Other
Licensed POPs (000,000)				317	313	1.3%

Wireline
Voice
Total Wireline Voice Connections1				30,228	34,171	-11.5%
Net Change	(935)	(1,035)	9.7%	(1,956)	(2,161)	9.5%

Broadband
Total Wireline Broadband Connections				16,453	16,434	0.1%
Net Change	(61)	(96)	36.5%	63	7	-

Video
Total U-verse Video Connections				5,001	4,146	20.6%
Net Change	233	155	50.3%	465	355	31.0%

Consumer Revenue Connections
Broadband2				14,660	14,517	1.0%
U-verse Video Connections1				4,986	4,137	20.5%
Voice1,3				17,362	19,865	-12.6%
Total Consumer Revenue Connections1				37,008	38,519	-3.9%
Net Change	(393)	(593)	33.7%	(659)	(987)	33.2%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,413	$4,481	20.8%	$9,665	$8,742	10.6%
Interest during construction	$74	$65	13.8%	$140	$130	7.7%
Dividends Declared per Share	$0.45	$0.44	2.3%	$0.90	$0.88	2.3%
End of Period Common Shares Outstanding (000,000)				5,335	5,805	-8.1%
Debt Ratio4				46.6%	38.4%	820 BP
Total Employees				245,350	242,380	1.2%

1	Prior year amounts restated to conform to current period reporting methodology.
2	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
3	Includes consumer U-verse Voice over Internet Protocol connections of 3,379 as of June 30, 2013.
4	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 2Q13, total switched access lines were 26,849, retail business switched access lines totaled 10,905, and wholesale, national mass markets and coin switched access lines totaled 1,961. Restated switched access lines do not include ISDN lines.